UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2024

Crown Castle Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 3, 2024, Crown Castle Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain letter agreement, dated December 19, 2023 (the “Cooperation Agreement”), by and among Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P. (together, “Elliott”) and the Company. The Amendment also implements corresponding changes to the charters of the Fiber Review Committee and the Chief Executive Officer Search Committee of the Board of Directors of the Company (the “Board”).

The Amendment eliminates limitations on the size of the Board as well as the size of each of the Fiber Review Committee and the Chief Executive Officer Search Committee and expressly provides that the Board may change the size of the Board or either committee.

The Amendment provides that Elliott will vote at the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) any Company common stock beneficially owned by it or certain of its affiliates pro rata in accordance with the vote of the other Company stockholders at the 2024 Annual Meeting on any matter submitted to a vote of Company stockholders, subject to certain exceptions.

The Amendment further provides that if the Board determines in good faith after consulting with counsel that its fiduciary duties require recommending a vote “against” (or rescinding a recommendation “for”) either or both of Jason Genrich and Sunit Patel (each, a “Specified Director”), then, among other things, the Board (i) may change its recommendation regarding either or both of the Specified Directors and (ii) will have no obligation to solicit proxies with respect to any Specified Director whom it is no longer recommending. Under such circumstances, Elliott will be permitted to solicit proxies in favor of any such Specified Director, make statements and announcements, and otherwise engage in communications with shareholders in connection with such solicitation.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Cooperation Agreement, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K, and as Exhibit 10.1 to the Current Report on Form 8-K filed on December 20, 2023, both of which are incorporated herein by reference.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are hereby identified as forward-looking statements. In addition, words such as “estimate,” “anticipate,” “project,” “plan,” “intend,” “believe,” “expect,” “likely,” “predicted,” “positioned,” “continue,” “target,” “seek,” “focus” and any variations of these words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include (1) statements and expectations regarding the process and outcomes of Company’s Fiber Review Committee, including that it will help enhance and unlock shareholder value, (2) statements and expectations regarding the process and outcomes of CEO Search Committee, including that it will conduct the search to identify Crown Castle’s next CEO, (3) that the actions set forth in this Form 8-K best position the Company for long term success, including our Board’s regular evaluation of all paths to enhance shareholder value, (4) that the Company will benefit from the experience and insights of the newly appointed directors, and (5) that the Company will identify the best path forward to capitalize on significant opportunities for growth in our industry. Such forward-looking statements should, therefore, be considered in light of various risks, uncertainties and assumptions, including prevailing market conditions, risk factors described in “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“2023 Form 10-K”) and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

Our filings with the SEC are available through the SEC website at www.sec.gov or through our investor relations website at investor.crowncastle.com. We use our investor relations website to disclose information about us that may be deemed to be material. We encourage investors, the media and others interested in us to visit our investor relations website from time to time to review up-to-date information or to sign up for e-mail alerts to be notified when new or updated information is posted on the site.

Important Stockholder Information

The Company intends to file a proxy statement and a WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2024 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement, and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Participant Information

For participant information, see the Company’s Schedule 14A filed with the SEC on February 14, 2024 and available here.

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ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Index

Exhibit No.	Description
10.1	Amendment to Cooperation Agreement, between Crown Castle Inc., Elliott Investment Management L.P., Elliott Associates, L.P., and Elliott International, L.P., dated March 3, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.

By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel

Date: March 4, 2024

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